UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ENERGY VAULT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88592-P49042 ENERGY VAULT HOLDINGS, INC. 4165 EAST THOUSAND OAKS BLVD, SUITE 100 WESTLAKE VILLAGE, CA 91362 ENERGY VAULT HOLDINGS, INC. 2026 Annual Meeting Vote by May 28, 2026 11:59 PM ET You invested in ENERGY VAULT HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 29, 2026. Vote Virtually at the Meeting* May 29, 2026 12:00 PM ET Virtually at: www.virtualshareholdermeeting.com/NRGV2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting to receive proxy materials in printed form by mail prior to May 15, 2026, or electronically by email on an ongoing basis by going to www.proxyvote.com and following the instructions or calling 1-800-579-1639, or send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88593-P49042 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class II members of the Board of Directors. For Nominees: 01) Stephanie Unwin 02) Theresa Fariello 03) Thomas Ertel 2. Ratification of the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2026. For